FIRST AMENDMENT TO THE PREFERRED STOCK RIGHTS AGREEMENT

         THIS FIRST AMENDMENT TO THE PREFERRED STOCK RIGHTS AGREEMENT (this "First Amendment") dated as of July 25, 2007 is between ABX Air, Inc., a Delaware corporation (the "Company"), and National City Bank, a national banking association (the "Rights Agent").

         WHEREAS, on August 15, 2003, the Company and the Rights Agent entered into a Preferred Stock Rights Agreement (the "Rights Agreement"); and

         WHEREAS, as of the date hereof a Distribution Date (as defined in the Rights Agreement) has not occurred;

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree as follows:

         SECTION 1. AMENDMENT. Pursuant to Section 27 of the Rights Agreement, the definition of "Exempt Person" set forth under Section 1(p) of the Rights Agreement is hereby amended to delete subsections (iv) and (v) and the last sentence in their entirety, such that Section 1(p) will read as follows:

         "(p) "Exempt Person" shall mean (i) the Company; (ii) any Subsidiary of the Company; or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan."

         SECTION 2. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined in this First Amendment shall have the respective meanings as used or defined in the Rights Agreement.

         SECTION 3. RIGHTS AGREEMENT OTHERWISE UNAMENDED. The Rights Agreement is not otherwise supplemented or amended by virtue of this First
Amendment, but shall remain in full force and effect.

         SECTION 4. SUCCESSORS. All the provisions of this First Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 5. BENEFITS OF THIS FIRST AMENDMENT. Nothing in this First Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim pursuant to this First Amendment or the Rights Agreement; but this First Amendment and the Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

         SECTION 6. GOVERNING LAW. This First Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

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         SECTION 7. EXECUTION IN COUNTERPARTS. This First Amendment may be
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 8. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this First Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 9. DIRECTION TO RIGHTS AGENT. By its execution and delivery hereof, the Company hereby directs the Rights Agent to execute this Amendment.


                      [Signatures begin on following page]






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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.



 "COMPANY"                        ABX AIR, INC.

                                  By  /s/ W. Joseph Payne
                                    ----------------------------------
                                    Name:    W. Joseph Payne
                                    Title:   Vice  President,  General
                                             Counsel & Secretary



 "RIGHTS AGENT"                   NATIONAL CITY BANK

                                  By  /s/ Sherry L. Damore
                                    ----------------------------------
                                    Name:    Sherry L. Damore
                                    Title:   Vice President